UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  [  ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PARKERVISION, INC.
7915 Baymeadows Way, Suite 400
Jacksonville, Florida 32256
___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 28, 2011
___________

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”) will be held on Wednesday, September 28, 2011 at 9:00 a.m. Eastern Daylight Time, at The Westin Lake Mary Orlando North, 2974 International Parkway, Lake Mary, Florida 32746, for the following purposes:

1.	To elect seven members of the Company’s board of directors to hold office until the next annual meeting and until their respective successors are duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2011;

3.	To approve the ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The transfer books will not be closed for the Annual Meeting. The board of directors has fixed the close of business on August 8, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

Pursuant to rules adopted by the Securities and Exchange Commission, the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company has sent you a Notice of Internet Availability of Proxy Materials.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the Annual Meeting in person, please vote your shares by proxy by following the procedures and instructions described on the Notice of Internet Availability of Proxy Materials.  You may revoke your proxy if you so desire at any time before it is voted.  For directions to the meeting, please contact the Company’s Corporate Secretary at (904) 732-6100.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 28, 2011: The Company’s proxy statement and annual report to security holders are available at https://www.proxyvote.com.

By Order of the Board of Directors

Cynthia Poehlman
Chief Financial Officer and Corporate Secretary

Jacksonville, Florida
August 12, 2011

ParkerVision, Inc.
___________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2011
___________

TABLE OF CONTENTS

Information Concerning Solicitation and Voting	1
Proposal 1: Election of Directors	4
Corporate Governance	6
Leadership Structure	6
Independence of Directors	7
Risk Management and Board Oversight	7
Board Meetings and Committees	7
Code of Ethics and Shareholder Contact	9
Audit Committee Report	9
Proposal 2: Ratification of the Selection of PricewaterhouseCoopers LLP as our Independent Registered Certified Public Accounting Firm	11
Executive Officer and Director Compensation	12
Compensation Committee Interlocks and Insider Participation	12
Compensation Committee Report	12
Compensation Discussion and Analysis	12
Overview of Compensation Program	12
Compensation Components	12
Equity Grant Practices	13
Role of Executive Officers in Determining Executive Pay	14
Executive and Director Stock Ownership Requirements	14
Federal Income Tax Consequences	14
Employment and Other Agreements	14
Summary Compensation Table	15
Grants of Plan-Based Awards	16
Outstanding Equity Awards at Fiscal Year-End	17
Option Exercises and Stock Vested	18
Potential Payments Upon Termination or Change in Control	18
Compensation of Outside Directors	22
Proposal 3: Approval of 2011 Long-Term Incentive Equity Plan	23
Stock Ownership Information	30
Security Ownership of Certain Beneficial Holders	30
Section 16(a) Beneficial Ownership Reporting Compliance	31
Equity Compensation Plan Information	32
Certain Relationships and Related Transactions	32
Shareholder Proposals and Nominations	33
Discretionary Voting of Proxies on Other Matters	33
Appendix – ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan	A-1

ParkerVision, Inc.
___________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2011
___________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held at 9:00 a.m. Eastern Daylight Time on Wednesday, September 28, 2011 and any adjournments or postponements thereof.  The Annual Meeting is being held for the following purposes:

1.	To elect seven members of our Board to hold office until the next annual meeting and until their respective successors are duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the year ending December 31, 2011;

3.	To approve the ParkerVision, Inc. 2011 Long-Term Incentive Equity Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at The Westin Lake Mary Orlando North, 2974 International Parkway, Lake Mary, Florida 32746.  This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about August 12, 2011.

Internet Availability of Proxy Materials

The Securities and Exchange Commission (“SEC”) has adopted rules that allow us to mail a notice to our shareholders that our proxy statement, annual report to shareholders, electronic proxy card and related materials are available for viewing free of charge, on the Internet.  Shareholders may access these materials and vote over the Internet or request delivery of a full set of material by mail or email.  We have elected to utilize this process for many of our shareholders for the 2011 annual meeting.  We intend to begin mailing the required notice, called Notice of Internet Availability of Proxy Materials, or “Notice,” to such shareholders on or about August 12, 2011.  The proxy materials will be posted on the Internet at https://www.proxyvote.com, no later than the day we begin mailing the Notice.  If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice contains important information, including:

•	The date, time and location of the annual meeting;
•	A brief description of the matters to be voted on at the meeting
•	A list of the proxy materials available for viewing on https://www.proxyvote.com and the control number you will use to access the site; and

•	Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials, if that is your preference.

These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage.  Shareholders who do not receive a Notice will instead receive a full set of the proxy materials, including our proxy statement, annual report to shareholders, proxy card and related materials.  Such shareholders may vote by mail or by Internet by following the instructions set forth on the proxy card.

Record Date and Voting Securities

Our Board has fixed the close of business on August 8, 2011 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  As of August 8, 2011, we had issued and outstanding 59,250,010 shares of common stock, par value $.01 per share, our only class of voting securities outstanding.  Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

If you hold your shares of record, you may vote by proxy via the Internet by following the instructions provided in the Notice.  If you requested printed copies of the proxy materials by mail, you also may vote by proxy via the telephone by calling the toll free number found on the proxy card, or via the mail by filling out the proxy card and sending it back in the envelope provided. You also may vote in person at the Annual Meeting by submitting the ballot that will be provided to you.

If you hold your shares in street name, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions. If you hold your shares in street name and you want to vote in person, you must obtain an additional proxy from your bank, broker or other holder of record authorizing you to vote. You must bring this proxy to the annual meeting, present it to the inspector of election and produce valid identification. If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf for the election of our directors unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other financial institution before the meeting, or arrange to attend the meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by and on behalf of our Board.  By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board.  Any proxy given pursuant to this solicitation and received in time for the meeting will be voted in accordance with your instructions.  If no instructions are given, proxies given by shareholders will be voted “FOR” the election of each of the director nominees, “FOR” ratification of the selection of PriceWaterhouseCoopers LLC as our independent registered certified public accounting firm, and “FOR” the approval of the 2011 Long-Term Incentive Equity Plan.  With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the meeting, (ii) submitting a subsequent proxy prior to the voting at the meeting or (iii) attending the Annual Meeting and voting in person.  Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.  Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”).  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

The directors will be elected by a plurality of the votes cast at the meeting.  “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors.  Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor.  Shareholders do not have cumulative voting rights for directors.

Ratification of the selection of PricewaterhouseCoopers LLC as our independent registered certified public accounting firm and approval of the 2011 Long-Term Incentive Equity Plan must be approved by the affirmative vote of a majority of the votes cast at the meeting.  Abstentions from voting are counted as “votes cast” with respect to the proposals and, therefore have the same effect as a vote against the proposals.  Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.

All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the meeting, unless the governing corporate law, our articles of incorporation or our bylaws require otherwise.  Abstentions from voting are counted as “votes cast” with respect to the proposal and, therefore have the same effect as a vote against the proposal.  Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Solicitation of Proxies

We are soliciting the proxies of shareholders pursuant to this proxy statement.  We will bear the cost of this proxy solicitation.  In addition to solicitations of proxies by use of the mail, some of our officers or employees, without additional remuneration, may solicit proxies personally or by telephone.  We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement.  We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

PROPOSAL 1:  ELECTION OF DIRECTORS

All of the members of our Board are elected annually.  Our Board currently consists of seven members. Prior to October 11, 2010, our Board consisted of eight members.  On October 11, 2010, William Sammons retired from the Board. In connection with Mr. Sammons’ retirement, the Board authorized a reduction in the size of the Board to seven members, as permitted by our bylaws.

Our Board has nominated Jeffrey Parker, William Hightower, John Metcalf, David Sorrells, Robert Sterne, Nam Suh, and Papken der Torossian for re-election as directors, to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified.  Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees.  In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their judgment.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

Directors and Executive Officers

Name	Age	Position with the Company
Jeffrey Parker	54	Chairman of the Board and Chief Executive Officer
William Hightower	68	Director
John Metcalf	60	Director
David Sorrells	52	Chief Technical Officer and Director
Robert Sterne	59	Director
Nam Suh	75	Director
Papken der Torossian	72	Director
Cynthia Poehlman	44	Chief Financial Officer and Corporate Secretary
John Stuckey	40	Executive Vice President of Corporate Strategy and Business Development

Jeffrey Parker has been the chairman of our Board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998.  From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research development, manufacturing and sales and marketing for the heating, ventilation and air conditioning industry.  Mr. Parker holds 28 United States patents.  As Chief Executive Officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

William Hightower has been a director of ours since March 1999.  Mr. Hightower has extensive experience as executive officer and operating officer for both public and private companies in a number of industries, including telecommunications.  From September 2003 to his retirement in November 2004,

Mr. Hightower served as our president.  Mr. Hightower was the president and chief operating officer and a director of Silicon Valley Group, Inc. (“SVGI”), from August 1997 until his retirement in May 2001.  SVGI is a publicly held company which designs and builds semiconductor capital equipment tools for chip manufacturers.  From January 1996 to August 1997, Mr. Hightower served as chairman and chief executive officer of CADNET Corporation, a developer of network software solutions for the architectural industry.  From August 1989 to January 1996, Mr. Hightower was the president and chief executive officer of Telematics International, Inc.  Mr. Hightower’s longevity on our board provides a historical perspective and a relevant understanding of both our target markets and our industry as a whole.

John Metcalf has been a director of ours since June 2004. From November 2002 until his retirement in July 2010, Mr. Metcalf was a chief financial officer (“CFO”) partner with Tatum LLC, the largest executive services and consulting firm in the United States. Mr. Metcalf has 18 years experience as a CFO.  From July 2006 to September 2007, Mr. Metcalf served as CFO for Electro Scientific Industries, Inc. (“ESI”), a provider of high-technology manufacturing equipment to the global electronics market. From June 2004 to July 2006, Mr. Metcalf served as CFO for Siltronic AG.  From June 2007 until July 2011, Mr. Metcalf served on the board of directors and was chairman of the audit committee of EnergyConnect Group, Inc. (formerly Microfield Group, Inc.), a publicly traded company that was acquired by Johnson Controls, Inc. in July 2011.  Mr. Metcalf has extensive experience in the semiconductor industry, an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements, and also satisfies the audit committee requirement for financial expertise.

David Sorrells has been our chief technical officer since September 1996 and has been a director of ours since January 1997.  Mr. Sorrells is one of the leading inventors of our core technologies.  From June 1990 to September 1996, Mr. Sorrells served as our engineering manager.  Mr. Sorrells has an in-depth understanding of our technologies and their relevance to target markets and holds 125 United States patents.

Robert Sterne has been a director of ours since September 2006 and also served as a director from February 2000 to June 2003.  Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law.  Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys.  As such, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies.  Furthermore, Mr. Sterne is considered a leader in best practices and board responsibilities concerning intellectual property.

Nam Suh has been a director of ours since December 2003. Mr. Suh has served as the president of Korea Advanced Institute of Science and Technology since July 2006.  In 2008, he retired from the Massachusetts Institute of Technology (“MIT”) where he had been a member of the faculty since 1970.  At MIT, Mr. Suh held many positions including director of the MIT Laboratory for Manufacturing and Productivity, head of the department of Mechanical Engineering, director of the MIT Manufacturing Institute, and director of the Park Center for Complex Systems.  In 1984, Mr. Suh was appointed the assistant director for Engineering of the National Science Foundation by President Ronald Reagan and confirmed by the U.S. Senate.  From 2005 to 2009, Mr. Suh served on the board of directors of Integrated Device Technology, Inc., a NASDAQ-listed company that develops mixed signal semiconductor solutions, and, from 2004 to 2007, he served on the board of directors of Therma-Wave, Inc., a NASDAQ-listed company that manufactures process control metrology systems for use in semiconductor manufacturing.  Mr. Suh has significant experience with technology innovation and the process of new product introduction.  Mr. Suh is a widely published author of approximately 300 articles and seven books on topics related to tribology, manufacturing, plastics and design.  Mr. Suh has approximately 60 United States patents and many foreign patents, some of which relate to plastics, polymers and design and is the recipient of seven honorary doctorates from seven universities on four continents.  Mr. Suh has a relevant professional network in the Korean community as well as relevant experience with Korean culture and commerce.

Papken der Torossian has been a director of ours since June 2003.  Mr. der Torossian has extensive experience as chairman and chief executive of a number of semiconductor and technology-based companies.  Mr. der Torossian was chief executive officer of SVGI from 1986 until 2001.  Prior to his joining SVGI, he was president and chief executive officer of ECS Microsystems, a communications and PC company that was acquired by Ampex Corporation where he stayed on as a manager for a year.  From 1976 to 1981, Mr. der Torossian was president of the Santa Cruz Division of Plantronics where he also served as vice president of the Telephone Products Group.  Previous to that he spent four years at Spectra-Physics, Inc. and twelve years with Hewlett-Packard in a variety of management positions. Mr. der Torossian has served as director on a number of private company boards including executive chairman of Vistec Semiconductor Systems Group, one of the portfolio companies of Golden Gate Capital, a private equity firm where Mr. der Torossian serves as advisor for semiconductor related activities.  Since August 2007, Mr. der Torossian has served as a director and a member of the compensation committee and nominating and governance committees of Atmel Corporation, a publicly traded company.  From March 2003 until May 2007, Mr. der Torossian served as chairman of the board of directors of Therma-Wave, Inc., a NASDAQ-listed company.  Mr. der Torossian has a relevant network in the technology community as well as relevant operating experience with small, high growth companies.

Cynthia Poehlman has been our chief financial officer since June 2004 and our corporate secretary since August 2007.  From March 1994 to June 2004, Ms. Poehlman was our controller and our chief accounting officer.  Ms. Poehlman has been a certified public accountant in the state of Florida since 1989.

John Stuckey joined the company in July 2004 as the vice-president of corporate strategy and business development and was promoted to executive vice-president of corporate strategy and business development in June 2008.  Prior to July 2004, Mr. Stuckey spent five years at Thomson, Inc. where he most recently served as director of business development.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.” A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com.

Leadership Structure

Our Board is led by Jeffrey Parker, our Chairman of the Board and Chief Executive Officer.  The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board.  The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs.  Our Board does not believe that our size or the complexity of our operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions.  Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

The Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer.  Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989.

The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan.  Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives.  While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Our common stock is listed on the NASDAQ Capital Market of the NASDAQ Stock Market (“NASDAQ”), and we follow the rules of NASDAQ in determining if a director is independent.  The Board consults with our counsel to ensure that the Board’s determinations are consistent with the rules of NASDAQ and all relevant securities and other laws and regulations regarding the independence of directors.  Consistent with these considerations, the Board affirmatively has determined that William Hightower, John Metcalf, Robert Sterne, Nam Suh, and Papken der Torossian are our independent directors.  The other directors are not considered independent due to their current employment by us.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.  Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether our programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

Members of our Board are elected annually by our shareholders and may be removed as provided for in the Florida Business Corporation Act and our articles of incorporation and bylaws.  The Board has three separately standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee.  Each committee is composed entirely of independent directors in accordance with current NASDAQ listing standards.  In addition, each committee has a written charter, a copy of which is available free of charge on our website at http://www.parkervision.com.

During the fiscal year ended December 31, 2010, our Board met nine times and acted by unanimous consent two times.  All of our directors attended 75% or more of the aggregate number of meetings of the

Board and committees on which they served.  The directors are strongly encouraged to attend meetings of shareholders.  All of our directors except Robert Sterne attended our 2010 annual meeting of shareholders.

Audit Committee - John Metcalf (Chair), William Hightower and Papken der Torossian are the current members of our audit committee.  Mr. William Hightower joined the audit committee in 2010 to replace retired director William Sammons.  The audit committee met four times in 2010 and acted by unanimous consent one time.  The functions of the audit committee include oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors.  The purpose and responsibilities of our audit committee are set forth in full in the Audit Committee Charter.   The Report of the Audit Committee is included on page 10 of this proxy statement.

The Board made a qualitative assessment of each of the audit committee members to determine their level of financial knowledge and experience based on a number of factors and has determined that each member is an audit committee financial expert within the meaning of the rules and regulations of the SEC.  The Board considered each of these persons’ ability to understand generally accepted accounting principles and financial statements, their ability to assess the general application of generally accepted accounting principles in connection with our financial statements, including estimates, accruals and reserves, their experience in analyzing or evaluating financial statements of similar breadth and complexity as our financial statements, their understanding of internal controls and procedures for financial reporting and their understanding of the audit committee functions.  In addition, we must certify to NASDAQ that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s “financial sophistication.”  Our board has determined that each member of the audit committee satisfies NASDAQ’s definition of financial sophistication.

Compensation Committee - Papken der Torossian (Chair), William Hightower and Nam Suh are the current members of our compensation committee.  Mr. William Hightower joined the compensation committee during 2010 to replace retired director William Sammons.  The compensation committee met five times in 2010 and acted two times by unanimous consent.  The functions of the compensation committee include oversight of the development, implementation and effectiveness of our compensation philosophy, policies and strategies and oversight of the regulatory compliance and reporting requirements with respect to compensation and related matters.  Our compensation committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based and other compensation plans, policies and programs.  The compensation committee is responsible for discussing and reviewing with management any compensation discussion and analysis that we include in our filings with the SEC.  The purpose and responsibilities of our compensation committee are set forth in full in the Compensation Committee Charter.  The Compensation Committee Report is included on page 12 of this proxy statement.

The compensation committee sets the chief executive officer’s and non-employee directors’ compensation and sets the compensation for other executive officers after review of the recommendations of the chief executive officer.  The compensation committee also administers our 2008 Equity Incentive Plan (Non-Named Executive Officers), our 2000 Performance Equity Plan and, to the extent of outstanding awards, our 1993 Stock Option Plan, and will administer our 2011 Long-Term Incentive Equity Plan, if approved by our shareholders at the Annual Meeting.  According to its charter, the compensation committee may delegate the authority to grant equity awards, within parameters defined by the compensation committee and subject to the rules of NASDAQ.  The compensation committee has retained, from time to time, a third-party compensation consultant to assist in the review of executive and board compensation programs.  During the last fiscal year, however, the committee did not retain a compensation consultant.

Nominating and Corporate Governance Committee- John Metcalf (Chair), Robert Sterne and Nam Suh are the current members of our nominating and corporate governance committee.  Mr. Nam Suh joined the committee in 2010 to replace William Hightower who left the committee in order to fill the positions on the audit and compensation committees vacated by William Sammons upon his retirement.  The nominating and corporate governance committee met two times in 2010 and acted one time by unanimous consent.  The functions of the nominating and corporate governance committee include identification and recommendation of director nominees qualified to serve on the Board and recommendation to the Board of corporate governance guidelines for our company.  The purpose and responsibilities of our nominating and corporate governance committee are set forth in full in the Nominating and Corporate Governance Committee Charter.

Director Nomination Process
The nominating and corporate governance committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills.  The committee does not distinguish among nominees recommended by shareholders and other persons.  Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The nominating and corporate governance committee is responsible for assessing the appropriate balance of skills and characteristics required of Board Members.  Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.  Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties. Nominees for director shall be assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members.

Shareholders and others wishing to suggest candidates to the nominating committee for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, who will provide it to the nominating committee.  We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 33 of this proxy statement.  We did not receive any recommendations from shareholders for this Annual Meeting.

Code of Ethics and Shareholder Contact

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others.  A copy of the code of ethics may be found on our website at www.parkervision.com.  Shareholders may contact members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.  The Corporate Secretary will forward all correspondence received to the directors from time to time.  This procedure was approved by the independent directors.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, the audit committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the audit committee’s formal charter;
•
reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent auditors;

•	reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	appointing the independent auditor, which firm will report directly to the audit committee;
•	reviewing the independence of the independent auditors; and
•	reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by its independent auditors.  During the period January 1, 2010 through March 31, 2011, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees and approved them.

The audit committee reviewed and discussed the audited financial statements with management and our independent auditors.  During 2010 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent auditors. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The audit committee also discussed and reviewed with management and the independent auditors the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements.  The committee discussed with management financial risk exposures relating to the company and the processes in place to monitor and control the resulting exposure, if any.

The committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) AU Section 380 (Communication with Audit Committees), various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934.  Our independent auditors also provided the audit committee with the written disclosures and letter required by the PCAOB Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence) and the committee discussed with the independent auditors and management the auditors’ independence.

Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the written disclosures and letter from the independent auditors, the committee recommended that the board of directors include our audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2010.  The committee evaluated the performance of PricewaterhouseCoopers LLP and recommended to the board of directors their re-appointment as the independent auditors for the fiscal year ending December 31, 2011.

Submitted by the Audit Committee:
John Metcalf (Chair)
William Hightower
Papken der Torossian

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The audit committee has selected PricewaterhouseCoopers LLP as our independent registered certified public accounting firm to audit our financial statements for the year ending December 31, 2011. The Board recommends ratification of the audit committee’s selection of PricewaterhouseCoopers LLP.

The selection of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee. The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered certified public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the selection, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

PricewaterhouseCoopers LLP was also our independent registered certified public accounting firm for the fiscal year ending December 31, 2010.  A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with an opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM.

Audit and Accounting Related Expenses

The firm of PricewaterhouseCoopers LLP acts as our principal accountants. The following is a summary of fees paid to the principal accountants for services rendered.

Audit Fees.  For the years ended December 31, 2009 and December 31, 2010, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were approximately $640,500 and $400,000,  respectively.  The fees for 2009 included services provided in connection with the underwritten offering of securities in March 2009 and November 2009.

Audit Related Fees.  For the years ended December 31, 2009 and December 31, 2010, there were no fees billed for professional services by our principal accountants for assurance and related services.

Tax Fees.  For the years ended December 31, 2009 and December 31, 2010, there were no fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning.

All Other Fees.  For the years ended December 31, 2009 and 2010, there were no fees billed for other professional services by our principal accountants.

All the services discussed above were approved by our audit committee. The audit committee pre-approves the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees, before our principal accountants are engaged to render such services.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are all independent directors as determined in accordance with the rules of NASDAQ.  As of December 31, 2010, the members of our compensation committee were Messrs. William Hightower, Nam Suh, and Papken der Torossian.   Mr. William Hightower joined the compensation committee during 2010 to replace retired director William Sammons.

Compensation Committee Report

We, the Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K with management of the Company. Based on such review and discussion, we have recommended to the Board of Directors that the CD&A be included as part of this proxy statement.

Submitted by the Compensation Committee:
  Papken der Torossian (Chair)
  William Hightower
  Nam Suh

Compensation Discussion and Analysis

Overview of Compensation Program

Our compensation program is designed to support our business objectives by structuring compensation packages to retain, reward, motivate, and attract employees who possess the required technical and entrepreneurial skills and talent.  The overall objectives of the business are to continue innovative technological advances of our wireless technologies, achieve technical and commercial acceptance of our wireless technologies, and, in doing so, to create significant shareholder value.  The compensation of our executives is designed to reward the achievement of both quantitative and qualitative performance goals, which specifically relate to the objectives of the business both short- and long-term.

Based on a consideration of our financial performance and other relevant corporate factors, the Committee did not make any changes to its executive compensation programs in 2010.

Compensation Components

There are three primary components of our compensation plan: (1) base salaries, (2) annual performance incentives, and (3) long-term incentives.  These components are the same for all of our employees.  The amount of each component is scaled according to the level of business responsibilities of each individual.  We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels.  Rather the Committee considers changes in the business, external market factors, and our financial position each year when determining pay levels and allocating between long-term and current compensation for our named executive officers as defined in Item 402(a) of Regulation S-K (each an “NEO”).

Each component of the compensation program and the manner in which the Committee determines each component is discussed in detail below.  In addition to these components, we provide standard employee benefits that include health benefits, life insurance, and tax-qualified savings plans to all of our employees.  We did not provide any special employee benefits or perquisites in 2010 for executives other than supplemental life insurance policies for the benefit of the executives and an automotive allowance for Mr. Jeffrey Parker.  We do not have pension or other retirement benefits or any type of nonqualified deferred compensation programs for our executives or other employees.

Base Pay - Base salaries and related benefits are designed to provide basic economic security for our employees.   Our base salaries are established at a level consistent with competitive practices in a technological, innovative and fast-moving industry in order to help retain and recruit our highly skilled workforce without placing undue emphasis on fixed compensation.   The current base salaries for our executives were established in connection with executive employment agreements in 2008.  Due to our financial position and other relevant corporate factors, executive base salaries have remained unchanged since 2008.

Annual Performance Incentives – Annual performance incentives are generally established for the purpose of linking a meaningful portion of the executive’s pay to accomplishment of short-term objectives that are necessary for successful execution of our longer-term business plan.  Prior to 2009, an annual incentive plan for all employees, including executives, provided for cash awards that were determined at the end of each fiscal year based on a number of corporate and individual qualitative and quantitative measures.  Due to our financial performance and overall general economic conditions, the Committee did not implement a formal annual performance incentive plan for 2009 or 2010.  Rather, the Committee determined that it would discretionarily consider short-term equity-based incentives at the end of the year based on corporate achievements.  Based on the company’s financial performance for 2010, the Committee did not make any cash or equity short-term performance incentive awards to its executives.

The Committee has not approved, nor does it anticipate, any annual cash incentive award programs for executives or other employees for 2011.  The Committee may utilize equity-based awards for short-term incentives although no such awards are currently being contemplated.

Long-Term Incentives - Long term incentives are specifically designed to align employee and shareholder interests by rewarding performance that enhances shareholder value.  Equity-based awards are used for long-term incentives in order to link employee’s compensation to the value of our common stock.  Long-term equity-based incentive awards have been in the form of both stock options and RSUs.  The Committee believes both equity instruments are a strong motivator for enhancing shareholder value through corporate achievements.   In 2008, the Committee awarded RSUs as long-term incentive awards in connection with the execution of executive employment agreements as more fully discussed below.  These awards provided for long-term incentives for 2008 and 2009.  No other long-term incentives were awarded by the Committee to executives in 2010; however the Committee believes that long-term equity incentives are a critical element in the overall compensation plan for all employees and anticipates continuing to use both stock options and RSU awards in the future to align executive and employee interests with longer term goals of the company.

Equity Grant Practices

Employee and director grants are made on the 15th day of the month following the date on which all terms of the grant are approved by the Committee or its delegate.   In the case of grants made in connection with new hires, grants are made on the 15th of the month following the new employee’s hire date.   Stock options are granted with an exercise price equal to the closing market value of our common stock on the grant date.  Options are never granted with exercise prices below market value on the grant date.

Role of Executive Officers in Determining Executive Pay

The Committee makes all compensation decisions for all elements of compensation for the chief executive officer and other NEOs and approves recommendations regarding equity awards for all employees.  Our chief executive officer, chief financial officer and human resource management personnel make recommendations to the Committee  with regard to overall pay strategy including program designs, annual incentive plan design, and long-term incentive plan design for management employees.  Our chief executive officer evaluates the performance of the other executive officers and makes recommendations regarding their compensation to the Committee for its consideration and determination.  Human resource management provides the Committee with market information regarding executive officers’ base pay and annual performance incentives as requested.  Executives do not determine any element or component of their own pay package or total compensation amount.

Executive and Director Stock Ownership Requirements

We currently do not have a policy with regard to minimum stock ownership for our executives or non-employee directors.

Federal Income Tax Consequences

Although we consider the potential tax impact of our compensation programs in our compensation planning, these impacts are not heavily weighted with regard to our compensation decisions.  The material federal income tax consequences of our compensation programs, based on the current provisions of the Internal Revenue Code (Code) include the following:

Section 162(m) of the Code limits the deductibility from U.S. taxable income of certain types of compensation in excess of $1,000,000 paid by us to certain of our NEOs.  This limitation may apply to the realized value of awards made under our equity award plans.  Compensation that is determined to be “performance-based” under the Code is not subject to this deduction limit.  For 2010, we did not pay compensation in excess of $1,000,000 to any executive and therefore we did not incur a deduction limitation under Section 162(m).

Code Section 409A generally governs the form and timing of nonqualified deferred compensation payments and imposes sanctions on participants in nonqualified deferred compensation plans that fail to comply with Section 409A rules.   Our compensation arrangements with our NEOs, as discussed more fully below, are intended to be compliant with Section 409A.

In the event of a change-in-control, our NEOs are entitled to certain severance payments as more fully discussed under “Potential Payments upon Termination or Change-in-Control” below.  To the extent those payments exceed three times the executive’s five-year average W-2 income, they may be deemed “excess parachute payments,” subject to a 20 percent excise tax, and nondeductible. Certain payments, such as reasonable compensation for non-compete agreements, may be excluded from the excess parachute payment calculation.

Employment and Other Agreements

In June 2008, we entered into Executive Employment Agreements (“Agreements”) with each of our NEOs including Jeffrey Parker, our chief executive officer, Cynthia Poehlman, our chief financial officer, David Sorrells, our chief technology officer, and John Stuckey, our executive vice-president of corporate strategy and business development.   The Agreements provide each executive with a base salary commensurate with his or her position in the organization, a performance-based achievement bonus program, subject to the discretion of the Committee, and long-term equity incentive awards in the form of RSUs.  The RSUs awarded in connection with the Agreements include RSUs that vest in twelve equal quarterly increments from August 31, 2008 through May 31, 2011 (the “time-based RSUs”) as well as RSUs that vest on the earlier of the three-year anniversary of the grant date or such date that certain market conditions are met, as measured by the price of our common stock (the “market-based RSUs”).   The time-based RSUs and market-based RSUs collectively represented the 2008 and 2009 long-term equity incentive awards for our NEOs.  The Agreements allow for additional equity awards at the discretion of the Committee although no additional awards have been made.

The Agreements also contain provisions for the protection of our intellectual property and for severance benefits and non-compete restrictions in the event of termination of the executive’s employment.   Severance benefits are payable to the executives under the terms of the Agreements in the event the executive is terminated without cause, due to a change in control event, or for “Good Reason” as defined in the Agreements.  The severance package to be paid under the Agreements includes (a) a multiple of base salary; (b) an amount in lieu of annual bonus or incentive compensation; (c) continuation of group health benefits and (d) acceleration of certain unvested and outstanding equity awards.  Amounts to be paid to each executive for various termination events are included in the tables under “Potential Payments upon Termination or Change-in-Control” below.

The non-compete provisions of  the Agreements impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from our customers.   These provisions remain in effect for up to three years following the executive’s termination, provided that we compensate the executive the equivalent of his or her base salary over the restriction period (“Non-Compete Compensation).  In the event of a termination due to a change in control, the executive’s severance pay in excess of twelve months’ base salary is applied as a credit toward the Non-Compete Compensation.  Furthermore, in the event the executive is terminated for cause or resigns without “Good Reason” as defined in the Agreements, all gains realized by the executive from the sale of equity awards during the preceding twelve months, as well as the value at the date of termination of all outstanding equity awards will be credited towards the Non-Compete Compensation.

The Agreements specifically comply with the applicable requirements of Section 409A of Code.  The Agreements also provide for excise tax gross-up on certain severance benefits to the extent they result in “golden parachute payments” under the Code.   To the extent that the parachute payments are within 110% of the defined “safe harbor” amount, the payments will be cut back to bring them within the safe harbor.

The Agreements have a three-year term with a provision for automatic annual renewal thereafter unless ninety-day written intent not to renew is given either by us or by the executive.  Effective June 1, 2011, the Agreements with each of our NEOs automatically renewed.  The Committee did not enter into any new executive or other senior management employment agreements during 2010.

We also have non-compete arrangements in place with all of our other employees that are similar to the non-compete restrictions for our NEOs.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our NEOs who served as executive officers during all or a portion of the years ended December 31, 2010, 2009, and 2008.  Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the NEOs.  The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)		(i)
		Salary		Bonus		Stock Awards 1	Option Awards	Non-equity Incentive Plan Com -pensation	All Other		Total
Name and Principal Position	Year	($)		($)		($)	($)	($)	($)		($)
Jeffrey Parker, Chief	2010	$337,500	2	$-		$-	$-	$-	$28,613	3	$366,113
Executive Officer and	2009	325,000		-		-	-	-	29,690		354,690
Chairman of the Board	2008	325,000		-		1,701,514	-	-	31,600		2,058,114

Cynthia Poehlman,	2010	233,654	2	-		-	-	-	750	4	234,404
Chief Financial Officer	2009	225,000		-		-	-	-	2,750		227,750
and Corporate Secretary	2008	213,269		-		510,454	-	-	2,750		726,473

David Sorrells, Chief	2010	286,226	2	-		-	-	-	2,100	4	288,326
Technology Officer	2009	275,625		5,000	5	-	-	-	2,100		282,725
	2008	275,625		31,612	6	1,153,486	-	-	2,100		1,462,823

John Stuckey, Executive Vice	2010	259,615	2	-		-	-	-	1,263	4	260,878
President, Corporate Strategy	2009	250,000		-		-	-	-	2,895		252,895
and Business Development	2008	250,000		-		510,454	-	-	3,748		764,202

1
The amounts reported in column (e) represent the full grant date fair value of stock awards in accordance with ASC 718, net of estimated forfeitures.  Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

2
We pay all salaried employees on a biweekly basis.  The biweekly salary is determined by dividing annual base salaries by 26 biweekly pay periods. In 2010, our pay schedule included 27 biweekly pay periods resulting in a higher annual salary for 2010 for all salaried employees, including executive management.

3
This amount includes (i) the dollar value of premiums paid by us in 2010 for life insurance for the benefit of Mr. Parker in the amount of $3,690 and (ii) the gross value of Mr. Parker’s automobile allowance of $24,923.

4	This amount represents the dollar value of premiums paid by us in 2010 for life insurance for the benefit of the executive.

5	Mr. Sorrells was awarded a cash bonus for 2009 in the amount of $5,000, which was paid in 2010.

6
Mr. Sorrells received a signing bonus with a value of $50,000 upon execution of his executive employment agreement in June 2008.  We had the option to pay this bonus in cash or equity.  A portion of the bonus was paid in cash and is reflected in column (d) in the Summary Compensation Table, and the remainder was paid with 1,642 shares of our common stock.  The value of the common stock awarded, or $18,388, is included in column (e) in the Summary Compensation Table.

Grants of Plan-Based Awards

There were no grants of plan-based awards during the year for our NEOs.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding equity awards as of December 31, 2010 for each NEO who served as an executive officer during all or a portion of 2010.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested1 ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)
Jeffrey Parker	15,000		$19.99	2/26/12	75,000	2	$34,500
	75,000		5.77	8/9/12	12,500	3	5,750
	10,908		8.91	12/20/12
	7,583		9.80	5/3/13
	90,000		8.81	10/12/13
	37,500		9.89	2/15/14
	37,500		10.82	5/15/14
	37,500		12.30	8/15/14
	37,500		10.36	11/15/14
Cynthia Poehlman	12,000		20.00	1/15/11	22,500	2	10,350
	25,000		5.77	8/9/12	3,750	3	1,725
	4,563		8.91	12/20/12
	3,205		9.80	5/6/13
	25,000		8.81	10/12/13
	8,750		9.89	2/15/14
	8,750		10.82	5/15/14
	150,000		5.70	6/25/14
	8,750		12.30	8/15/14
	8,750		10.36	11/15/14
David Sorrells	25,000		5.77	8/9/12	42,500	2	19,550
	125,000		9.00	11/21/12	9,590	3	4,411
	4,988		8.91	12/20/12
	3,898		9.80	5/3/13
	38,000		8.81	10/12/13
John Stuckey	25,000		5.77	8/9/12	22,500	2	10,350
	5,133		8.91	12/20/12	3,750	3	1,725
	3,394		9.80	5/3/13
	25,000		8.81	10/12/13
	8,750		9.89	2/15/14
	8,750		10.82	5/15/14
	107,875		4.67	7/18/14
	8,750		12.30	8/15/14
	8,750		10.36	11/15/14

1	The market value of shares or units reported in column (g) is computed based on the December 31, 2010 closing price of our common stock of $0.46

2
These units represent unvested RSUs awarded in connection with executive employment agreements in June 2008. The RSUs vest on the earlier of (a) the last day of each quarterly period beginning August 31, 2008 during which certain specified market price conditions have been met or (b) June 4, 2011.   The achievement of the market price conditions is determined based on the closing market price of our common stock meeting or exceeding certain fixed price points for any five (5) consecutive trading days (the “Price Target”).  At Price Targets of $15.11,

$19.28, $23.45 and $27.10, 25%, 50%, 75% and 100%, respectively, of the award shall be vested.   In addition, upon the occurrence of a change in control as defined in the RSU agreement, the market price conditions will be assessed based on the greater of (a) the closing price of our common stock on the date of the change in control event or (b) the average per share acquisition price paid by the acquiring party.

3	These units represent unvested RSUs awarded in connection with an executive employment agreement in June 2008. The unvested RSUs vest in equal increments on February 28, 2011 and May 31, 2011.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for the fiscal year ended December 31, 2010 for each NEO who served as an executive officer during all or a portion of 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey Parker	-	$-	25,000	$29,500
Cynthia Poehlman	-	-	7,500	8,850
David Sorrells	-	-	19,164	22,614
John Stuckey	-	-	7,500	8,850

Potential Payments upon Termination or Change-in-Control

The Agreement with each of our NEOs provides for payments upon termination for various events including, with or without cause termination by us, termination due to death or disability of the executive, termination due to a change-in-control event and termination by the executive for “Good Reason” as defined in the Agreements.

Payments Made Upon Termination - When an executive’s employment is terminated for any reason, other than for cause, he or she is entitled to receive his or her base salary through the date of termination and any earned but unused vacation pay.  When an executive’s employment is terminated for cause, he or she is only entitled to his or her base salary through the date of termination.

Payments Made Upon Termination Due to a Change in Control - In the event a NEO is terminated within two years of a change-in-control event, in addition to the benefits listed under “Payments Made Upon Termination” above, he or she is entitled to receive a multiple of his or her base salary, an amount in lieu of annual bonus or incentive compensation, continuation of group health benefits and acceleration of certain unvested and outstanding equity awards.  The base salary multiple varies by individual and ranges from 150% to 300%.  The amount in lieu of annual bonus or incentive compensation is determined based on the greater of the bonus or annual incentive compensation in the year prior to the change in control, the average of the prior three year’s bonus or annual incentive compensation, or a prorated amount of the current year’s bonus or annual incentive compensation.

In accordance with the terms of the executive’s individual equity agreements, the executive would also be eligible for accelerated vesting of certain equity awards in the event of a change-in-control.  Any unvested stock options will automatically vest upon a change-in-control.  In addition, in the event of a change-in-control which is not approved or authorized by our board of directors, the executive’s time-based RSUs will automatically vest.  If the change-in-control occurrence is approved by our board of directors, the board may, at its option, accelerate the vesting of the time-based RSUs and repurchase them for a cash value as defined in the equity plan.   Market-based RSUs will only accelerate in a change-in-control situation if the defined Price Targets are achieved as discussed in footnote 2 to the “Outstanding Equity Awards at Fiscal Year End” table above.

Payments Made Upon Termination Without Cause - In the event a NEO is terminated without cause and the executive executes a release agreement with us, he or she is entitled to a severance package.  The severance package includes (i) a continuation of base salary for a twelve month period following termination, (ii) payment of a prorated portion of any incentive bonus for the year of termination, and (iii) continuation of group health benefits.  In the event a NEO terminates for “Good Reason” as defined in the Agreement and executes a release agreement with us, he or she is entitled to the same severance benefits as if he or she was terminated without cause.   Good Reason is defined in the Agreement as a material diminution in the executive’s authority, duties or responsibilities, a material diminution in the executive’s base compensation and benefits, except for reductions applicable to all executives, a material relocation of the executive’s primary office or a material breach of the Agreement by us.

Payments Made Upon Termination Due to Disability - In the event an executive is terminated within six months of becoming disabled, as defined in the Agreement, he or she will be entitled to the benefits listed under “Payments Made upon Termination” and the severance package listed under “Payments Made upon Termination without Cause” above.  If, however, the executive is terminated after six months of becoming disabled, he or she becomes eligible for payments under a company-paid long-term disability plan with a third-party carrier, in which case, the severance package is limited to the continuation of health benefits.   In addition, if an executive is terminated due to disability, he or she receives an automatic acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

Payments Made Upon Death - Upon the death of a NEO, the executive’s beneficiaries shall receive the proceeds from company-paid life insurance policies purchased for the benefit of the executive.   In addition, the executive’s beneficiaries shall receive an acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

The following tables reflect the estimated amount of compensation due to each of our NEOs in the event of termination of their employment.  Actual amounts to be paid out could only be determined at the time of an executive’s actual separation.   For purposes of this disclosure, we assume the triggering event for termination occurred on December 31, 2010.   The intrinsic value of equity awards upon termination is calculated based on the December 31, 2010 closing price of our common stock of $0.46.

Jeffrey Parker, Chairman and Chief Executive Officer
Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death

Salary	$975,000	1	$975,000	1	$325,000		$325,000	2	$-
Short-term Incentive Compensation	-		-		-	3	-	2,3	-
Long-term Equity Compensation:
Stock Options	-		-		-		-		-
RSUs (Time-Based)	5,750		-		-		2,875		2,875
RSUs (Market-Based)	-		-		-		17,250		17,250
Benefits & Perquisites
Health Benefits	27,588		27,588		27,588		27,588		27,588
Life Insurance Proceeds	-		-		-		-		2,000,000	4
Accrued Vacation Pay	12,500		12,500		12,500		12,500		12,500
Total	$1,020,838		$1,015,088		$365,088		$385,213		$2,060,213

1	Under the Agreement, Mr. Parker is entitled to three times his regular annual base salary.
2
Assumes termination occurs within first six months of executive becoming disabled.  Following a six month period, executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Short-term incentive compensation is based on the established incentive target for the year of termination.  As no targets were established for 2010, executive is not entitled to short-term incentive payment under this scenario.

4	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the executive.

Cynthia Poehlman, Chief Financial Officer and Corporate Secretary
Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death

Salary	$450,000	1	$450,000	1	$225,000		$225,000	2	$-
Short-term Incentive Compensation	-		-		-	3	-	2,3	-
Long-term Equity Compensation:
Stock Options	-		-		-		-		-
RSUs (Time-Based)	1,725		-		-		863		863
RSUs (Market-Based)	-		-		-		5,175		5,175
Benefits & Perquisites
Health Benefits	27,588		27,588		27,588		27,588		27,588
Life Insurance Proceeds	-		-		-		-		1,000,000	4
Accrued Vacation Pay	-		-		-		-		-
Total	$479,313		$477,588		$252,588		$258,626		$1,033,626

1	Under the Agreement, Ms. Poehlman is entitled to two times her regular annual base salary.
2
Assumes termination occurs within first six months of executive becoming disabled.  Following a six month period, executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Short term incentive compensation is based on the established incentive target for the year of termination.  As no targets were established for 2010, executive is not entitled to short-term incentive payment under this scenario.

4	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the executive.

David Sorrells, Chief Technology Officer
Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”	Disability		Death

Salary	$826,875	1	$826,875	1	$275,625	$275,625	3	$-
Short-term Incentive Compensation	5,000	2	5,000	2	5,000	5,000	3	-
Long-term Equity Compensation:
Stock Options	-		-		-	-		-
RSUs (Time-Based)	4,411		-		-	2,206		2,206
RSUs (Market-Based)	-		-		-	9,775		9,775
Benefits & Perquisites
Health Benefits	27,588		27,588		27,588	27,588		27,588
Life Insurance Proceeds	-		-		-	-		1,000,000	4
Accrued Vacation Pay	10,601		10,601		10,601	10,601		10,601
Total	$874,475		$870,064		$318,814	$330,795		$1,050,170

1	Under the Agreement, Mr. Sorrells is entitled to three times his regular annual base salary.
2
Under the Agreement, Mr. Sorrells is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation in the year prior to the change in control or (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control.

3
Assumes termination occurs within first six months of executive becoming disabled.  Following a six month period, executive is not entitled to salary continuation or short-term incentive compensation payments.

4	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the executive.

John Stuckey, Executive Vice President of Corporate Strategy and Business Development
Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death

Salary	$375,000	1	$375,000	1	$250,000		$250,000	2	$-
Short-term Incentive Compensation					-	3	-	2.3	-
Long-term Equity Compensation:
Stock Options	-		-		-		-		-
RSUs (Time-Based)	1,725		-		-		863		863
RSUs (Market-Based)	-		-		-		5,175		5,175
Benefits & Perquisites
Health Benefits	-		-		-		-		-
Life Insurance Proceeds	-		-		-		-		1,250,000	4
Accrued Vacation Pay	5,304		5,304		5,304		5,304		5,304
Total	$382,029		$380,304		$255,304		$261,342		$1,261,342

1	Under the Agreement, Mr. Stuckey is entitled to one and one half times his regular annual base salary.
2
Assumes termination occurs within first six months of executive becoming disabled.  Following a six month period, executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Short term incentive compensation is based on the established incentive target for the year of termination.  As no targets were established for 2010, executive is not entitled to short-term incentive payment under this scenario.

4	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the executive.

Compensation of Outside Directors

Director Compensation Table

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2010.   Directors who are executive officers do not receive separate compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)		Stock Awards1 ($)	Option Awards2 ($)	Total ($)
(a)	(b)		(c)	(d)	(e)
William Hightower	$29,375		$1,700	$2,487	$33,562
John Metcalf	42,500		1,700	2,487	46,687
William Sammons	28,125	3	-	-	28,125
Robert Sterne	30,000		1,700	2,487	34,187
Nam Suh	35,000		1,700	2,487	39,187
Papken der Torossian	37,500		1,700	2,487	41,687

1
The amount reported in column (c) above represents the full grant date fair value related to an October 15, 2010 award of 2,500 RSUs to each outside director, as recognized under ASC 718, excluding forfeiture estimates.  Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

2
The amount reported in column (d) above represents the full grant fair value of an October 15, 2010 award of 5,000 share options to each outside director, as recognized under ASC 718, excluding forfeiture estimates.  Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

3	Mr. Sammons retired from the Board on October 11, 2010.

As of December 31, 2010, the number of options and restricted stock units outstanding for each of our directors was as follows:

	Number of securities underlying outstanding options		Number of securities underlying RSU grants
Name	(#) Exercisable	(#) Unexercisable 1	(#) Unvested 1
William Hightower	208,400	5,000	2,500
John Metcalf	118,400	5,000	2,500
Robert Sterne	117,500	5,000	2,500
Nam Suh	118,070	5,000	2,500
Papken der Torossian	190,000	5,000	2,500

1	The unexercisable options and RSUs for each director will vest in October 2011.

Director Compensation Arrangements

The Committee is responsible for establishing non-employee directors’ compensation.  Our non-employee directors’ compensation plan currently provides for an annual cash director fee of $25,000 for board service and additional annual cash fees for committee participation.  Committee fees are structured in such a way as to provide distinction between compensation for committee members and chairpersons and between the responsibilities of the various committees.  The committee fees are as follows:

Audit Committee		Compensation Committee		Nominating Committee
Chair	Member	Chair	Member	Chair	Member
$15,000	$7,500	$10,000	$5,000	$5,000	$2,500

The directors’ compensation plan also provides for annual equity awards for our directors.  The annual equity award consists of a grant of 5,000 stock options and 2,500 RSUs which vest one year following the grant date.  The options expire seven years following the grant date.  The director equity awards are granted on the 15th day of the first month following the directors’ election at the annual shareholders meeting.   In the event a director resigns or is removed from the board for cause prior to the vesting date, any unvested equity awards will be forfeited.  The standard directors’ compensation program also provides for the grant of 40,000 share options upon initial election to the Board for new board members.  We did not elect any new board members in 2010.    All board members are reimbursed for reasonable expenses incurred in attending meetings.  In addition, we encourage board participation in relevant educational programs and we reimburse our board members for all or a portion of costs, including travel, for these purposes.

PROPOSAL 3:  APPROVAL OF PARKERVISION, INC. 2011 LONG-TERM INCENTIVE EQUITY PLAN

Background

Our 2011 Long-Term Incentive Equity Plan (the “2011 Plan”) has been approved by our board of directors and will take effect upon approval by the shareholders at the Annual Meeting.  We are submitting the plan to our shareholders for their approval as required by the rules of NASDAQ and so that options granted under the plan may qualify for treatment as incentive stock options and awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).  Our employees, officers, directors and consultants, including the individuals conducting this solicitation on our behalf, may receive awards under the 2011 Plan.

The 2011 Plan reserves 5,000,000 shares of our common stock for issuance in accordance with the plan’s terms. The purpose of the plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential contributions to us have been, are or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

All employees, officers, directors and consultants of ours will be eligible to be granted awards under the 2011 Plan. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours. No allocations of shares under the 2011 Plan have been made in respect of the executive officers or any other group. All awards will be subject to the recommendations of a committee designated by our board of directors and approval by such committee.

A summary of the principal features of the 2011 Plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as an Appendix.

Administration

The 2011 Plan is administered by a committee of our board of directors comprised of at least two directors, all of whom are “outside directors,” as defined in the regulations issued under Section 162(m) of the IRC, and “non-employee “ directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.  Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2011 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the company will not be available for future award grants under the plan.

Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the 2011 Plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options. The 2011 Plan provides both for “incentive” stock options as defined in Section 422 of the IRC, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within a ten-year period commencing with shareholder approval of the 2011 Plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter.  If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2011 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2011 Plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2011 plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2011 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2011 plan or any of our other plans.

Accelerated Vesting and Exercisability. If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, and the company’s board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2011 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, which has been approved by the company’s board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2011 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the company upon the tender by the company to the holder of cash in an amount equal to the repurchase value of such award.

For this purpose, gross fair market value means the value of the assets of the company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2011 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the IRC.

Award Limitation. No participant may be granted awards for more than 1,500,000 shares in any calendar year.

Other Limitations. The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award having a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock.  The obligations of the company under the 2011 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the board, the 2011 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the effective date of the plan. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Stock Information

On August 9, 2011, the closing price of our stock price on NASDAQ was $1.09.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2011 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

•	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

•
upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the IRC to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the IRC, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits. Section 162(m) of the IRC places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and four most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The 2011 Plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the IRC.  One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 1,500,000. The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the IRC may not exceed $500,000.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the IRC, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2011 Plan may constitute deferred compensation subject to the Section 409A requirements.

It is our intention that any award agreement governing awards subject to Section 409A will comply with these rules.

Recommendation and Vote Required

Approval of our 2011 Long-Term Incentive Equity Plan will require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE 2011 PLAN.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of June 30, 2011 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our NEOs, and (iv) all of our directors, director nominees and NEOs as a group (based upon information furnished by those persons).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class1
Jeffrey Parker 15	2,872,584	2	4.82%
Cynthia Poehlman 15	282,945	3	0.48%
David Sorrells 15	258,084	4	0.43%
John Stuckey 15	235,441	5	0.40%
William Hightower 15	246,097	6	0.41%
John Metcalf 15	131,097	7	0.22%
Robert Sterne 15	133,698	8	0.23%
Nam Suh 15	128,267	9	0.22%
Papken der Torossian 15	343,778	10	0.58%
Gem Investment Advisors, LLC	5,305,182	11	8.81%
Sabra ICG, LLC	4,263,678	12	7.18%
Wellington Management Company, LLP	8,580,800	13	14.49%
All directors, director nominees and executive officers as a group (9 persons)	4,631,991	14	7.60%

1
Percentage includes all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

2
Includes 348,491 shares of common stock issuable upon currently exercisable options, 266,485 shares held by Mr. Parker directly, 2,072,584 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, 37,000 shares held by J-Parker Family Limited Partnership, 78,910 shares owned through Mr. Parker’s 401(k) plan, and 69,114 shares owned of record by Mr. Parker’s three children over which he disclaims ownership.  Mr. Jeffrey L. Parker has sole voting and dispositive power over the shares of common stock owned by the J-Parker Family Limited Partnership, as a result of which Mr. Jeffrey Parker is deemed to be the beneficial owner of such shares.

3	Includes 242,768 shares of common stock issuable upon currently exercisable options.

4	Includes 196,886 shares of common stock issuable upon currently exercisable options.

5	Includes 201,402 shares of common stock issuable upon currently exercisable options.

6
Includes 206,097 shares of common stock issuable upon currently exercisable options and excludes 2,500 unvested RSUs and 20,396 shares of common stock issuable upon options that may become exercisable in the future.

7
Includes 126,097 shares of common stock issuable upon currently exercisable options and excludes 2,500 unvested RSUs and 20,396 shares of common stock issuable upon options that may become exercisable in the future.

8
Includes 115,197 shares of common stock issuable upon currently exercisable options and excludes 2,500 unvested RSUs and 20,396 shares of common stock issuable upon options that may become exercisable in the future.

9
Includes 125,767 shares of common stock issuable upon currently exercisable options and excludes 2,500 unvested RSUs and 20,396 shares of common stock issuable upon options that may become exercisable in the future.

10
Includes 197,697 shares of common stock issuable upon currently exercisable options and excludes 2,500 unvested RSUs and 20,396 shares of common stock issuable upon options that may become exercisable in the future.

11
Includes 4,147,899 shares and 1,023,284 currently exercisable warrants held by Gem Partners LP (“GEM”), 67,999 shares held by Flat Rock Partners LP (“FlatRock”), and 66,000 shares held by Mr. Daniel Lewis personally as reported on a Form 13G amendment filed February 15, 2011.  Gem Investment Advisors, LLC (“GEM Advisors”) is the general partner of GEM and Flatrock, as a result of which Gem Advisors is deemed to be beneficial owner of such shares.  Daniel M. Lewis (“Lewis”), as the controlling person of Gem Advisors is deemed to beneficially own the shares held by them.  The business address for each of Gem Advisors, GEM, FlatRock and Mr. Lewis is 100 State Street, Suite 2B, Teaneck, New Jersey 07666.

12
Includes 1,323,636 shares held by Sabra ICG, LLC (“Sabra”), 2,754,856 shares held by Socius CG II, Ltd. (“Socius CG”), and 185,186 shares obtainable by Socius CG upon exercise of a warrant, as reported on a Form 13G amendment filed August 2, 2011.  The warrant is exercisable on or after September 30, 2011, subject to certain conditions contained therein including that, subsequent to exercise, Socius CG and its affiliates shall not beneficially own in excess of 4.999% of our outstanding common stock. Mr. Terren S. Peizer is the sole Managing Director of Sabra, Socius Capital, and Socius CG and Ms. Patricia Peizer is the sole ultimate beneficial owner of Sabra and Socius Capital.  By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, (a) Mr. Peizer and/or Ms. Peizer may be deemed to beneficially own and/or control the shares owned by Sabra, and (b) Sabra, Socius Capital, Mr. Peizer and/or Ms. Peizer may be deemed to beneficially own and/or control the shares owned by Socius CG.  Socius Capital and Mr. Peizer disclaim beneficial ownership and control, and Ms. Peizer disclaims control, of any securities covered by the filing. The business address for Socius CG is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.  The business address for each of Sabra, Socius Capital, Mr. and Ms. Peizer is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

13
As reported on a Form 13G amendment filed February 14, 2011, as adjusted for shares purchased in March 2011 offering.  The business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.  Wellington Management, in its capacity as investment adviser, may be deemed to have beneficial ownership of shares that are held of record by investment advisory clients of Wellington Management.

14
Includes 1,760,402 shares of common stock issuable upon currently exercisable options held by directors and officers and excludes 12,500 unvested RSUs and 101,980 shares of common stock issuable upon options that may vest in the future held by directors and officers (see notes 2, 3, 4, 5, 6, 7, 8, 9, and 10 above).

15	The person’s address is 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NASDAQ.  Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us, and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2010, all filing requirements applicable to the company’s executive officers, directors and ten percent shareholders were fulfilled on a timely basis.

Equity Compensation Plan Information

The following table gives the information about common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2010, including the 1993 Stock Plan, the 2000 Performance Equity Plan, the 2008 Equity Incentive Plan (Non-named Executive Officers) and other miscellaneous plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,220,496	$10.75	926,006
Equity compensation plans not approved by security holders	150,000	$1.64	-
Total	3,370,496		926,006

The equity compensation plan not approved by security holders as reported in the above table includes options to purchase 50,000 shares granted to a vendor in 2009 for an exercise price of $3.27 per share and 100,000 shares granted to a vendor in 2010 for an exercise price of $0.82 per share.  The options vest in equal monthly increments over the twelve month term of the agreement and any vested options are exercisable for five years from the grant date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $794,000 and $909,000, in 2010 and 2009, respectively, for patent-related legal services to a law firm, of which Robert Sterne, one of our directors since September 2006, is a partner.

On November 16, 2009, the Parker Trust, a trust for the benefit of the dependents of Jeffrey Parker, our chairman and chief executive officer, purchased 50,000 shares of our common stock in an offering underwritten by Piper Jaffray.  In addition, Stacie Wilf, sister to Jeffrey Parker, purchased 155,000 shares in the same offering.   The shares were purchased at the offering price of $2.00 per share.

On March 3, 2009, we sold 354,054 shares of our common stock at a price per share of $1.85 in a Management Offering.  The Parker Trust purchased 270,272 shares of our common stock and Robert Sterne and Papken der Torossian, each a director of ours, purchased 2,701 and 81,081 shares of our common stock, respectively.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions.  In certain instances, the full board may review and approve a transaction.  The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions.  These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2012 annual meeting must be received at our offices by April 14, 2012 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings.  Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings.

Under our by-laws, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any business the shareholder proposes for consideration at the meeting, even if the shareholder does not intend to include such proposal in our proxy materials, or any person the shareholder intends to nominate for election as a director at the meeting.  This notice must be received for the annual meeting in the year 2012 no later than April 14, 2012.  A notice of a shareholder proposal must include (i) the exact language of the proposal, if an amendment to the charter or bylaws; (ii) a brief description of the matter and the reasons for the proposal; (iii) the name and address of the shareholder making the proposal; (iv) a representation disclosing (a) the number of shares of common stock owned by the shareholder and the length of time the shareholder has owned such shares, (b) that the shareholder will continue to own the shares through the shareholder meeting and, (c) that the shareholder intends to appear in person or proxy at such meeting; and (v) a description of the material interest of the shareholder, if any, in the matter being proposed.  A notice of a shareholder nomination must include (i) the name and address of the nominee and the shareholder making the nomination; (ii) a representation that the shareholder owns shares of common stock entitled to vote at the shareholder meeting; (iii) a description of all arrangements between the shareholder and each nominee and any other persons pursuant to which the nomination is made; (iv) the information about the nominees required by the Exchange Act of 1934 and (v) a consent to serve as a director of the person nominated.

Shareholder proposals or nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the annual meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the board intend to present at the annual meeting.  Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the annual meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

APPENDIX

PARKERVISION, INC.

2011 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Parkervision, Inc. 2011 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1.

(e)  “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(f)  “Company” means Parkervision, Inc., a corporation organized under the laws of the State of Florida.

(g)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h)  “Effective Date” means the date determined pursuant to Section 11.1.

(i)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or Nasdaq, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(j)  “Holder” means a person who has received an award under the Plan.

(k)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)  “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n)  “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)  “Plan” means the Parkervision, Inc. 2011 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q)  “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t)  “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by a Committee of the Board of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right.  In addition, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 1,500,000 shares in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 7.1(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 5,000,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2.  Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period.  The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).  The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.  The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder.  A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

 (d) Shares Available Under Plan.  The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Plan shall be effective as of September 28, 2011, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date.  Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Florida (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

ParkerVision

PARKERVISION, INC.
7915 BAYMEADOWS WAY, SUITE 400
JACKSONVILLE, FL 32256
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jeffrey Parker 02 William Hightower 03 John Metcalf 04 David Sorrells 05 Robert Sterne
06 Nam Suh 07 Papken der Torossian

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors does not have a recommendation for voting on the following proposal:

	For	Against	Abstain
4 In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000112855_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K is/are available at www.proxyvote.com .

PARKERVISION, INC. - PROXY
Solicited by the Board of Directors for the Annual Meeting
To Be Held on September 28, 2011

The undersigned Shareholder(s) of **ParkerVision, Inc.** , a Florida corporation ("Company"), hereby appoint(s) Jeffrey Parker and David Sorrells, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 28, 2011 and at all adjournments thereof.

This proxy will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted FOR all of the nominees listed in proposal 1 and FOR all of the other proposals. The proxies named above are authorized to vote in their discretion upon other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy is solicited on behalf of the board of directors.

Continued and to be signed on reverse side

0000112855_2 R1.0.0.11699